UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2024

Markforged Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

001-39453	92-3037714
(Commission File Number)	(I.R.S. Employer Identification No.)

60 Tower Road Waltham, MA	02451
(Address of Principal Executive Offices)	(Zip Code)

(866) 496-1805

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol:	Name of Each Exchange on Which Registered:
Common Stock, $0.0001 par value per share	MKFG	New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock, $0.0001 par value	MKFG.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As further described under Item 5.07 of this Current Report on Form 8-K (this “Form 8-K”), at the 2024 Annual Meeting (as defined below) of Markforged Holding Corporation (the “Company”), and upon the recommendation of the Board of Directors of the Company (the “Board”), the Company’s stockholders approved a Certificate of Amendment to the Company’s Certificate of Incorporation to limit the liability of certain officers as permitted by recent amendments to Delaware law (the “Officer Exculpation Amendment”). The Officer Exculpation Amendment was previously approved by the Board, subject to stockholder approval.

The Officer Exculpation Amendment is described in detail under “Proposal Three – Amendment of Existing Markforged Holding Corporation Charter to Provide Exculpatory Protection for Certain Officers” beginning on page 11 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2024 (the “Proxy Statement”) in connection with the 2024 Annual Meeting. The text of the Officer Exculpation Amendment is included on page 11 of the Proxy Statement.

The Officer Exculpation Amendment became effective upon its filing with the Secretary of State of the State of Delaware on June 18, 2024.

The foregoing description of the Officer Exculpation Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 18, 2024, the Company held its 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) to consider and vote on the proposals set forth below, each of which is described in greater detail in the Proxy Statement. A quorum was present and final voting results of the 2024 Annual Meeting are set forth below.

1.
Election of Directors.

The Company’s stockholders elected each of the Company’s three nominees for Class III Directors, each to serve a term of three years to expire at the 2027 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified, or until their earlier resignation or removal, as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Alan Masarek	123,289,171	15,484,442	18,310,232
Carol Meyers	127,201,386	11,572,227	18,310,232
Aaron VanDevender	137,828,777	944,836	18,310,232

2.
Ratification of the appointment of Independent Registered Public Accounting Firm.

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
155,926,908	719,180	437,757	-

3.
Approval of the Officer Exculpation Amendment.

The Company’s stockholders approved the Officer Exculpation Amendment, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
133,542,835	4,845,304	385,474	18,310,232

4.
Approval of an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split.

The Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s outstanding shares of common stock by a ratio ranging from 1-for-5 to 1-for-10, inclusive, and an associated proportional reduction in the number of shares of common stock the Company is authorized to issue, the implementation and timing of which is subject to the discretion of the Board, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
154,413,298	2,345,883	324,664	-

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of Markforged Holding Corporation dated June 18, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKFORGED HOLDING CORPORATION

Date: June 18, 2024	By:	/s/ Stephen Karp
Stephen Karp
General Counsel and Secretary